# DELIVERY DEMAND

October 6, 2008

To: Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176

Re: **Delivery Demand**

To Whom It May Concern:

We are writing to you regarding (I) an Assignment and Amendment No.1 to Note Agreement dated January 22, 2007, ("Amendment Agreement") among FTS Group, Inc. ("FTS"), Richard E. Miller ("Miller") and the Alpha Capital Anstalt f/k/a Alpha Capital Aktiengesellschaft ("Alpha"), Whalehaven Capital Fund, Ltd. ("Whalehaven"), Ellis International, Ltd. ("Ellis") and Platinum Long Term Growth V ("Platinum")(Alpha, Whalehaven, Ellis and Platinum collectively referred to as the "Assignees"), (ii) Promissory Notes issued by FTS and assigned to the Assignees as further identified on Schedule 1 (the "Notes"), (iii) a Funds Escrow Agreement dated January 22, 2007, among FTS the Assignees and Grushko & Mittman, P.C., and (iv) certain Stock Escrow Agreement between Miller and FTS dated, January 3, 2006. Reference is also made to the 10,000 shares of See World Satellite, Inc.'s common stock being held by Grushko & Mittman, P.C. as security for amounts due under the Notes (the "See World Shares").

Demand is hereby made that Grushko & Mittman, P.C. deliver the See World Shares to the Assignees.

Alpha Capital Anstalt

By:
Its:

Whalehaven Capital Fund, Ltd.

By:
Its:

Ellis International, Ltd.

By:
Its:

Platinum Long Term Growth V

By:
Its:

Schedule 1

| Assignee | Note principal |
|---|---|
| Alpha | $325,000.00 |
| Whalehaven | $200,000.00 |
| Ellis | $150,000.00 |
| Platinum | $325,000.00 |
| **Total** | **$1,000,000.00** |

DELIVERY DEMAND

October 6, 2008

To: Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176

**Re: Delivery Demand**

To Whom It May Concern:

We are writing to you regarding (i) an Assignment and Amendment No.1 to Note Agreement dated January 22, 2007, ("Amendment Agreement") among FTS Group, Inc. ("FTS"), Richard E. Miller ("Miller") and the Alpha Capital Anstalt f/k/a Alpha Capital Aktiengesellschaft ("Alpha"), Whalehaven Capital Fund, Ltd. ("Whalehaven"), Ellis International, Ltd. ("Ellis") and Platinum Long Term Growth V ("Platinum")(Alpha, Whalehaven, Ellis and Platinum collectively referred to as the "Assignees"), (ii) Promissory Notes issued by FTS and assigned to the Assignees as further identified on Schedule 1 (the "Notes"), (iii) a Funds Escrow Agreement dated January 22, 2007, among FTS the Assignees and Grushko & Mittman, P.C., and (iv) certain Stock Escrow Agreement between Miller and FTS dated, January 3, 2006. Reference is also made to the 10,000 shares of See World Satellite, Inc.'s common stock being held by Grushko & Mittman, P.C. as security for amounts due under the Notes (the "See World Shares").

Demand is hereby made that Grushko & Mittman, P.C. deliver the See World Shares to the Assignees.

Alpha Capital Anstalt

By:
Its:

Whalehaven Capital Fund Ltd.

By: Brian Mazzella
Its: CFO

Ellis International, Ltd.

By:
Its:

Platinum Long Term Growth V

By:
Its:

Schedule 1

| Assignee | Note principal |
|---|---|
| Alpha | $325,000.00 |
| Whalehaven | $200,000.00 |
| Ellis | $150,000.00 |
| Platinum | $325,000.00 |
| **Total** | **$1,000,000.00** |

DELIVERY DEMAND

October 6, 2008

To: Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176

**Re: Delivery Demand**

To Whom It May Concern:

We are writing to you regarding (i) an Assignment and Amendment No.1 to Note Agreement dated January 22, 2007, ("Amendment Agreement") among FTS Group, Inc. ("FTS"), Richard E. Miller ("Miller") and the Alpha Capital Anstalt f/k/a Alpha Capital Aktiengesellschaft ("Alpha"), Whalehaven Capital Fund, Ltd. ("Whalehaven"), Ellis International, Ltd. ("Ellis") and Platinum Long Term Growth V ("Platinum")(Alpha, Whalehaven, Ellis and Platinum collectively referred to as the "Assignees"), (ii) Promissory Notes issued by FTS and assigned to the Assignees as further identified on Schedule 1 (the "Notes"), (iii) a Funds Escrow Agreement dated January 22, 2007, among FTS the Assignees and Grushko & Mittman, P.C., and (iv) certain Stock Escrow Agreement between Miller and FTS dated, January 3, 2006. Reference is also made to the 10,000 shares of See World Satellite, Inc.'s common stock being held by Grushko & Mittman, P.C. as security for amounts due under the Notes (the "See World Shares").

Demand is hereby made that Grushko & Mittman, P.C. deliver the See World Shares to the Assignees.

Alpha Capital Anstalt

By:
Its:

Whalehaven Capital Fund, Ltd.

By:
Its:

Ellis International, Ltd.

By:
Its: officer

Platinum Long Term Growth V

By:
Its:

Schedule 1

| Assignee | Note principal |
|---|---|
| Alpha | $325,000.00 |
| Whalehaven | $200,000.00 |
| Ellis | $150,000.00 |
| Platinum | $325,000.00 |
| **Total** | **$1,000,000.00** |

DELIVERY DEMAND

October 6, 2008

To: Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176

**Re: Delivery Demand**

To Whom It May Concern:

We are writing to you regarding (i) an Assignment and Amendment No.1 to Note Agreement dated January 22, 2007, ("Amendment Agreement") among FTS Group, Inc. ("FTS"), Richard E. Miller ("Miller") and the Alpha Capital Anstalt f/k/a Alpha Capital Aktiengesellschaft ("Alpha"), Whalehaven Capital Fund, Ltd. ("Whalehaven"), Ellis International, Ltd. ("Ellis") and Platinum Long Term Growth V ("Platinum")(Alpha, Whalehaven, Ellis and Platinum collectively referred to as the "Assignees"), (ii) Promissory Notes issued by FTS and assigned to the Assignees as further identified on Schedule 1 (the "Notes"), (iii) a Funds Escrow Agreement dated January 22, 2007, among FTS the Assignees and Grushko & Mittman, P.C., and (iv) certain Stock Escrow Agreement between Miller and FTS dated, January 3, 2006. Reference is also made to the 10,000 shares of See World Satellite, Inc.'s common stock being held by Grushko & Mittman, P.C. as security for amounts due under the Notes (the "See World Shares").

Demand is hereby made that Grushko & Mittman, P.C. deliver the See World Shares to the Assignees.

Alpha Capital Anstalt

By:
Its:

Whalehaven Capital Fund, Ltd.

By:
Its:

Ellis International, Ltd.

By:
Its:

Platinum Long Term Growth V

[signature]
By: Mark Nordlicht
Its: General Manager

Schedule 1

| Assignee | Note principal |
|---|---|
| Alpha | $325,000.00 |
| Whalehaven | $200,000.00 |
| Ellis | $150,000.00 |
| Platinum | $325,000.00 |
| **Total** | **$1,000,000.00** |